EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended March 31, 2016

INDEX

Page
Investor Information	2
2016 Business Developments	3
Common Shares Data	4
Financial Highlights	5
Funds From Operations	6 - 7
Funds Available for Distribution	8
Net Income / EBITDA (Consolidated and by Segment)	9 - 11
EBITDA by Segment and Region	12
Consolidated Balance Sheets	13
Capital Structure	14
Debt Analysis	15 - 17
Unconsolidated Joint Ventures	18 - 19
Square Footage	20
Top 30 Tenants	21
Lease Expirations	22 - 23
Leasing Activity	24
Occupancy, Same Store EBITDA and Residential Statistics	25
Capital Expenditures	26 - 29
Development / Redevelopment Summary	30
Property Table	31 - 44

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2015. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa	Alexander Goldfarb / Daniel Santos
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	Jed Reagan / Chris Belosic	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone / Gene Nusinzon	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682 / 212-633-1041	212-713-2484 / 212-713-3402

Vincent Chao	Vikram Malhotra / Sumit Sharma
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-7064 / 212-761-7567

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2016 BUSINESS DEVELOPMENTS

Investment Activities

Since January 1, 2016, we completed the following investment transactions:

•         On March 17, we entered into a joint venture, in which we own a 33.3% interest, which owns a $138,240,000 mezzanine loan.  The interest rate is LIBOR plus 8.875% (9.32% at March 31, 2016) and the debt matures in November 2016, with two three-month extension options.  At March 31, 2016, the joint venture has an $11,760,000 remaining commitment, of which our share is $3,920,000.  The joint venture’s investment is subordinate to $350,000,000 of third party debt.  We account for our investment in the joint venture under the equity method.

Financing Activities

Since January 1, 2016, we completed the following financing transactions:

•         On February 8, we completed a $700,000,000 refinancing of 770 Broadway, a 1,158,000 square foot Manhattan office building.  The five-year loan is interest only at LIBOR plus 1.75%, (2.19% at March 31, 2016) which was swapped for four and a half years to a fixed rate of 2.56%.  We realized net proceeds of approximately $330,000,000.  The property was previously encumbered by a 5.65%, $353,000,000 mortgage which was to mature in March 2016.

•         On March 7, we completed a $300,000,000 refinancing of our 55% owned joint venture, One Park Avenue, a 947,000 square foot Manhattan office building.  The loan matures in March 2021 and is interest only at LIBOR plus 1.75% (2.19% at March 31, 2016).  The property was previously encumbered by a 4.995%, $250,000,000 mortgage maturing in March 2016.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
High Price		$99.97	$103.41	$98.96	$113.12
Low Price		$78.91	$89.32	$84.60	$94.55
Closing Price - end of quarter		$94.43	$99.96	$90.42	$94.93

Annualized Dividend per share		$2.52	$2.52	$2.52	$2.52

Annualized Dividend Yield - on Closing Price		2.7%	2.5%	2.8%	2.7%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)		201,763	201,367	201,431	200,575

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options		$19.1 Billion	$20.1 Billion	$18.2 Billion	$19.0 Billion

TIMING

Quarterly financial results and related earnings conference calls for the remainder of 2016 are expected to occur as follows:

	Filing Date	Earnings Call

Second Quarter 2016	Monday, August 1, 2016	Tuesday, August 2, 2016 10AM ET
Third Quarter 2016	Monday, October 31, 2016	Tuesday, November 1, 2016 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended
	March 31,		December 31,
	2016	2015	2015
Total revenues	$613,037	$606,802	$651,581

Net (loss) income attributable to common shareholders	$(114,163)	$84,593	$230,742
Per common share:
Basic	$(0.61)	$0.45	$1.22
Diluted	$(0.61)	$0.45	$1.22

FFO as adjusted for comparability	$205,642	$202,921	$240,110
Per diluted share	$1.08	$1.07	$1.27

FFO	$203,137	$220,084	$259,528
FFO - Operating Partnership Basis ("OP Basis")	$216,687	$233,926	$276,682
Per diluted share	$1.07	$1.16	$1.37

FAD	$102,393	$154,345	$89,757
Per diluted share	$0.54	$0.81	$0.47

Dividends per common share	$0.63	$0.63	$0.63

FFO payout ratio (based on FFO as adjusted for comparability)	58.3%	58.9%	49.6%
FAD payout ratio	116.7%	77.8%	134.0%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,664	189,381	189,688
Convertible units:
Class A	11,414	10,675	11,362
D-13	524	423	482
G1-G4	43	76	40
Equity awards - unit equivalents	670	737	654
Weighted average shares used in determining FFO per diluted share - OP Basis	202,315	201,292	202,226

RECONCILIATION OF NET (LOSS) INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended
	March 31,		December 31,
	2016	2015	2015
Reconciliation of our net (loss) income to FFO:
Net (loss) income attributable to Vornado	$(93,799)	$104,077	$251,107
Depreciation and amortization of real property	134,121	118,256	131,910
Net gains on sale of real estate	-	(10,867)	(142,693)
Real estate impairment losses	160,700	256	-
Proportionate share of adjustments to equity in net loss of
partially owned entities to arrive at FFO:
Depreciation and amortization of real property	39,046	36,272	37,275
Real estate impairment losses	4,353	-	4,141
Noncontrolling interests' share of above adjustments	(20,942)	(8,448)	(1,869)
FFO attributable to Vornado	223,479	239,546	279,871
Preferred share dividends	(20,364)	(19,484)	(20,365)
FFO attributable to common shareholders	203,115	220,062	259,506
Convertible preferred share dividends	22	22	22
FFO attributable to common shareholders plus assumed conversions	203,137	220,084	259,528
Add back of income allocated to noncontrolling interests of the
Operating Partnership	13,550	13,842	17,154
FFO - OP Basis (1)	$216,687	$233,926	$276,682
FFO per diluted share (1)	$1.07	$1.16	$1.37

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31,
		2016	2015	2015
FFO attributable to common shareholders plus assumed conversions	(A)	$203,137	$220,084	$259,528
Per diluted share		$1.07	$1.16	$1.37
Items that affect comparability income:
Acquisition and transaction related costs		(4,607)	(1,981)	(4,951)
FFO from discontinued operations and sold properties		721	14,188	19,251
Net gain on sale of residential condominiums		714	1,860	4,231
Toys FFO		500	1,454	500
Impairment loss and loan reserve on investment in Suffolk Downs		-	-	(956)
Other, net		-	2,721	2,627
		(2,672)	18,242	20,702
Noncontrolling interests' share of above adjustments		167	(1,079)	(1,284)
Items that affect comparability, net	(B)	$(2,505)	$17,163	$19,418
Per diluted share		$(0.01)	$0.09	$0.10

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$205,642	$202,921	$240,110
Per diluted share		$1.08	$1.07	$1.27

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2016	2015	2015

FFO attributable to common shareholders plus assumed conversions	(A)	$203,137	$220,084	$259,528

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		74,569	52,048	109,889
Straight-line rentals		41,761	29,296	45,158
Amortization of acquired below-market leases, net		17,049	11,992	32,677
Stock-based compensation expense		(14,571)	(20,142)	(6,518)
Amortization of debt issuance costs		(9,265)	(7,456)	(9,344)
Items that affect comparability per page 7, excluding FFO attributable to discontinued operations and sold properties		(3,393)	4,054	1,451
Carried interest and our share of net unrealized gains from real estate fund investments		3,138	1,621	9,222
Non real estate depreciation		(1,824)	(1,922)	(1,548)
Noncontrolling interests' share of above adjustments		(6,720)	(3,752)	(11,216)
	(B)	100,744	65,739	169,771

FAD(1)	(A-B)	$102,393	$154,345	$89,757

FAD per diluted share		$0.54	$0.81	$0.47
FAD payout ratio(2)		116.7%	77.8%	134.0%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	March 31,			December 31,
	2016	2015	Inc (Dec)	2015
Property rentals	$460,224	$458,528	$1,696	$456,839
Straight-line rent adjustments	41,761	29,296	12,465	45,158
Amortization of acquired below-market leases, net	17,507	12,450	5,057	33,135
Total rentals	519,492	500,274	19,218	535,132
Tenant expense reimbursements	59,575	66,921	(7,346)	64,742
Fee and other income:
BMS cleaning fees	18,146	22,633	(4,487)	19,176
Management and leasing fees	4,799	4,192	607	4,320
Lease termination fees	2,405	3,747	(1,342)	19,076
Other income	8,620	9,035	(415)	9,135
Total revenues	613,037	606,802	6,235	651,581
Operating expenses	256,349	254,493	1,856	257,505
Depreciation and amortization	142,957	124,122	18,835	139,953
General and administrative	48,704	58,492	(9,788)	41,469
Impairment loss and acquisition and transaction related costs	165,307	1,981	163,326	4,951
Total expenses	613,317	439,088	174,229	443,878
Operating (loss) income	(280)	167,714	(167,994)	207,703
Loss from partially owned entities	(4,240)	(2,743)	(1,497)	(3,921)
Income from real estate fund investments	11,284	24,089	(12,805)	21,959
Interest and other investment income, net	3,518	10,792	(7,274)	7,360
Interest and debt expense	(100,489)	(91,674)	(8,815)	(98,915)
Net gain on disposition of wholly owned and partially owned assets	714	1,860	(1,146)	146,924
(Loss) income before income taxes	(89,493)	110,038	(199,531)	281,110
Income tax (expense) benefit	(2,831)	(971)	(1,860)	450
(Loss) income from continuing operations	(92,324)	109,067	(201,391)	281,560
Income from discontinued operations	716	16,179	(15,463)	1,984
Net (loss) income	(91,608)	125,246	(216,854)	283,544
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,678)	(15,882)	6,204	(17,395)
Operating Partnership	7,487	(5,287)	12,774	(15,042)
Net (loss) income attributable to Vornado	(93,799)	104,077	(197,876)	251,107
Interest and debt expense	126,120	114,675	11,445	121,118
Depreciation and amortization	174,811	156,450	18,361	170,733
Income tax expense (benefit)	3,261	(739)	4,000	(30)
EBITDA	$210,393	$374,463	$(164,070)	$542,928

Capitalized leasing and development payroll	$6,142	$4,941	$1,201	$5,148
Capitalized interest and debt expense	$9,071	$11,110	$(2,039)	$10,488

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  Management considers EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity.  As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers.  EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended March 31, 2016
	Total	New York		Washington, DC		Other
Property rentals	$460,224	$294,802		$102,706		$62,716
Straight-line rent adjustments	41,761	26,311		5,732		9,718
Amortization of acquired below-market leases, net	17,507	16,194		337		976
Total rentals	519,492	337,307		108,775		73,410
Tenant expense reimbursements	59,575	44,997		9,641		4,937
Fee and other income:
BMS cleaning fees	18,146	22,659		-		(4,513)
Management and leasing fees	4,799	1,553		3,204		42
Lease termination fees	2,405	2,190		165		50
Other income	8,620	2,119		6,227		274
Total revenues	613,037	410,825		128,012		74,200
Operating expenses	256,349	175,307		49,319		31,723
Depreciation and amortization	142,957	84,321		38,582		20,054
General and administrative	48,704	9,967		7,964		30,773
Impairment loss and acquisition and transaction related costs	165,307	-		160,700		4,607
Total expenses	613,317	269,595		256,565		87,157
Operating (loss) income	(280)	141,230		(128,553)		(12,957)
(Loss) income from partially owned entities	(4,240)	(3,563)		(2,043)		1,366
Income from real estate fund investments	11,284	-		-		11,284
Interest and other investment income, net	3,518	1,115		58		2,345
Interest and debt expense	(100,489)	(54,586)		(15,935)		(29,968)
Net gain on disposition of wholly owned and partially owned assets	714	-		-		714
(Loss) income before income taxes	(89,493)	84,196		(146,473)		(27,216)
Income tax expense	(2,831)	(959)		(264)		(1,608)
(Loss) income from continuing operations	(92,324)	83,237		(146,737)		(28,824)
Income from discontinued operations	716	-		-		716
Net (loss) income	(91,608)	83,237		(146,737)		(28,108)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,678)	(3,429)		-		(6,249)
Operating Partnership	7,487	-		-		7,487
Net (loss) income attributable to Vornado	(93,799)	79,808		(146,737)		(26,870)
Interest and debt expense	126,120	71,198		19,406		35,516
Depreciation and amortization	174,811	108,403		42,681		23,727
Income tax expense	3,261	1,090		265		1,906
EBITDA for the three months ended March 31, 2016	$210,393	$260,499		$(84,385)		$34,279

EBITDA for the three months ended March 31, 2015	$374,463	$248,945		$83,257		$42,261

EBITDA as adjusted for comparability - OP basis:
For the three months ended March 31, 2016	$370,631	$260,499	(1)	$76,315	(2)	$33,817	(3)
For the three months ended March 31, 2015	$350,697	$245,405	(1)	$81,334	(2)	$23,958	(3)

See notes on page 11.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended March 31,
		2016	2015
	Office (including BMS EBITDA of $5,045 and $5,681, respectively)	$152,729	$150,769
	Retail	93,323	81,305
	Residential	6,350	5,050
	Alexander's	11,569	10,407
	Hotel Pennsylvania	(3,472)	(2,126)
	Total New York	$260,499	$245,405

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended March 31,
		2016	2015
	Office, excluding the Skyline properties	$61,988	$65,462
	Skyline properties	5,092	6,055
	Total Office	67,080	71,517
	Residential	9,235	9,817
	Total Washington, DC	$76,315	$81,334

(3)	The elements of "Other" EBITDA as adjusted for comparability are summarized below.
		Three Months Ended March 31,
		2016	2015
	Our share of real estate fund investments:
	Income before net realized/unrealized gains	$2,231	$1,614
	Net realized/unrealized gains on investments	1,561	5,548
	Carried interest	1,519	3,388
	Total	5,311	10,550
	theMART (including trade shows)	23,028	21,041
	555 California Street	11,615	12,401
	India real estate ventures	1,319	1,841
	Other investments	16,175	5,305
		57,448	51,138
	Corporate general and administrative expenses(a) (b)	(30,606)	(35,942)
	Investment income and other, net(a)	6,975	8,762
	Total Other	$33,817	$23,958

	(a)

The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $1,938 loss for the three months ended March 31, 2016 and $2,859 income for the three months ended March 31, 2015.

	(b)

The three months ended March 31, 2015 includes a cumulative catch up of $4,542 from the acceleration of recognition of compensation expense related to the modification of the 2012-2014 Out-Performance Plans.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region, excluding discontinued operations and other items that affect comparability.

	Three Months Ended March 31,
	2016	2015
Segment and Region
New York	70%	68%
Washington, DC	21%	23%
theMART, Chicago (included in "Other" segment)	6%	6%
555 California Street, San Francisco (included in "Other" segment)	3%	3%
	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2016	December 31, 2015	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,164,796	$4,164,799	$(3)
Buildings and improvements	12,358,371	12,582,671	(224,300)
Development costs and construction in progress	1,305,849	1,226,637	79,212
Leasehold improvements and equipment	109,536	116,030	(6,494)
Total	17,938,552	18,090,137	(151,585)
Less accumulated depreciation and amortization	(3,352,986)	(3,418,267)	65,281
Real estate, net	14,585,566	14,671,870	(86,304)
Cash and cash equivalents	1,673,566	1,835,707	(162,141)
Restricted cash	109,147	107,799	1,348
Marketable securities	162,091	150,997	11,094
Tenant and other receivables, net	97,345	98,062	(717)
Investments in partially owned entities	1,553,250	1,550,422	2,828
Real estate fund investments	566,696	574,761	(8,065)
Receivable arising from the straight-lining of rents, net	973,709	931,245	42,464
Deferred leasing costs, net	485,283	480,421	4,862
Identified intangible assets, net	218,388	227,901	(9,513)
Assets related to discontinued operations	36,514	37,020	(506)
Other assets	411,819	477,088	(65,269)
Total assets	$20,873,374	$21,143,293	$(269,919)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,844,242	$9,513,713	$330,529
Senior unsecured notes, net	844,514	844,159	355
Unsecured revolving credit facilities	-	550,000	(550,000)
Unsecured term loan, net	371,076	183,138	187,938
Accounts payable and accrued expenses	447,700	443,955	3,745
Deferred revenue	325,013	346,119	(21,106)
Deferred compensation plan	116,824	117,475	(651)
Liabilities related to discontinued operations	12,902	12,470	432
Other liabilities	433,863	426,965	6,898
Total liabilities	12,396,134	12,437,994	(41,860)
Redeemable noncontrolling interests	1,177,684	1,229,221	(51,537)
Vornado shareholders' equity	6,524,924	6,697,595	(172,671)
Noncontrolling interests in consolidated subsidiaries	774,632	778,483	(3,851)
Total liabilities, redeemable noncontrolling interests and equity	$20,873,374	$21,143,293	$(269,919)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			March 31, 2016
Debt:
Consolidated debt (contractual):
Mortgages payable			$9,954,468
Senior unsecured notes			850,000
Unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			-
			11,179,468
Pro rata share of debt of non-consolidated entities
(excluding $1,533,309 of Toys' debt)			2,633,075
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(587,418)
Total debt			13,225,125

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,321,678

		March 31, 2016
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,771	$94.43	17,825,646
Class A units	11,593	94.43	1,094,727
Convertible share equivalents:
Equity awards - unit equivalents	821	94.43	77,526
D-13 preferred units	494	94.43	46,648
G1-G4 units	42	94.43	3,966
Series A preferred shares	42	94.43	3,966
			19,052,479
Total Market Capitalization			$33,599,282

DEBT ANALYSIS
(unaudited and in thousands)
	As of March 31, 2016
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt (contractual)	$11,179,468	3.41%	$3,634,067	2.18%	$7,545,401	4.00%
Pro rata share of debt of non-consolidated entities:
Toys	1,533,309	8.21%	830,907	7.43%	702,402	9.12%
All other	2,633,075	4.82%	673,469	2.13%	1,959,606	5.74%
Total	15,345,852	4.13%	5,138,443	3.02%	10,207,409	4.69%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(587,418)		(126,380)		(461,038)
Company's pro rata share of total debt	$14,758,434	4.15%	$5,012,063	3.04%	$9,746,371	4.72%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity Date / Put Date	6/30/2019	1/15/2022
Principal Amount	$450,000	$400,000
Coupon / Effective Economic Interest Rate	2.500% / 2.581%	5.000% / 5.057%
Ratings:
Moody's / S&P / Fitch	Baa2 / BBB / BBB	Baa2 / BBB / BBB

Debt Covenant Ratios:(1)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities		Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets(2)	Less than 65%	48%	48%	Less than 60%	34%	Less than 60%	34%
Secured Debt / Total Assets	Less than 50%	42%	42%	Less than 50%	29%	Less than 50%	29%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.82	2.82		N/A		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.40	2.59	Greater than 1.40	2.59
Unencumbered Assets / Unsecured Debt	Greater than 150%	776%	776%		N/A		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	Less than 60%	10%	Less than 60%	10%
Unencumbered Coverage Ratio		N/A	N/A	Greater than 1.50	13.89	Greater than 1.50	13.89

Unencumbered EBITDA:	1Q 2016
	Annualized
New York	$368,152
Washington, DC	159,460
Other	28,144
Total	$555,756

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
Bowen Building	06/16		6.14%	$115,022	$-	$-	$-	$-	$-	$115,022
1730 M and 1150 17th Street	06/16	L+125	1.69%	43,581	-	-	-	-	-	43,581
theMART	12/16		5.57%	550,000	-	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	287,781	-	-	-	-	287,781
2011 Crystal Drive	08/17		7.30%	-	76,061	-	-	-	-	76,061
220 20th Street	02/18		4.61%	-	-	69,624	-	-	-	69,624
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	80,000	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	-	61,515	-	-	-	61,515
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	450,000	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	2.69%	-	-	-	98,000	-	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	-	-	-	-	-	-	-	-
4 Union Square South - retail	11/19	L+215	2.59%	-	-	-	117,580	-	-	117,580
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	2.04%	-	-	-	-	23,250	-	23,250
150 West 34th Street	06/20	L+225	2.69%	-	-	-	-	205,000	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.09%	-	-	-	-	580,000	-	580,000
220 Central Park South	09/20	L+200	2.43%	-	-	-	-	950,000	-	950,000
Unsecured Term Loan	10/20	L+115	1.58%	-	-	-	-	375,000	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	450,000	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	-	375,000	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	-	57,314	57,314
770 Broadway	03/21		2.56%	-	-	-	-	-	700,000	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.34%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	586,791	586,791
655 Fifth Avenue	10/21	L+140	1.84%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(2)	4.04%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
Skyline properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.24%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	143,599	143,599
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	145,524	145,524

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$93,879	$93,879
RiverHouse Apartments	04/25	L+128	1.72%	-	-	-	-	-	307,710	307,710
Other	Various		2.97%	-	-	-	-	-	17,566	17,566

Total consolidated debt (contractual)				$708,603	$363,842	$211,139	$665,580	$2,958,250	$6,272,054	$11,179,468

Weighted average rate				5.43%	4.49%	4.82%	2.54%	2.60%	3.55%	3.41%

Fixed rate debt				$665,022	$363,842	$211,139	$450,000	$825,000	$5,030,398	$7,545,401
Fixed weighted average rate expiring				5.67%	4.49%	4.82%	2.50%	3.59%	3.91%	4.00%

Floating rate debt				$43,581	$-	$-	$215,580	$2,133,250	$1,241,656	$3,634,067
Floating weighted average rate expiring				1.69%	-	-	2.64%	2.21%	2.06%	2.18%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

Pursuant to an existing swap agreement, $416,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $159,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of March 31, 2016
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	March 31, 2016	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$128,264	$341,188	$1,053,051

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.1%	128,068	144,493	1,790,495

India real estate ventures	Office/Land	4.1% to 36.5%	48,037	48,099	192,394

Urban Edge Properties (“UE”)	REIT	5.4%	26,227	67,252	1,233,983

Partially owned office buildings:
280 Park Avenue	Office	50.0%	334,849	360,525	721,048
650 Madison Avenue	Office/Retail	20.1%	122,311	159,406	791,963
One Park Avenue	Office	55.0%	120,107	162,806	296,010
512 West 22nd Street	Office	55.0%	68,883	25,987	47,249
666 Fifth Avenue Office Condominium	Office	49.5%	63,656	635,598	1,284,037
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	48,322	19,334	38,354
West 57th Street properties	Office	50.0%	42,954	9,936	19,872
330 Madison Avenue	Office	25.0%	28,352	37,490	149,962
Warner Building	Office	55.0%	24,118	160,981	292,693
825 Seventh Avenue	Office	50.0%	2,770	10,158	20,315
1101 17th Street	Office	55.0%	(2,171)	16,972	30,858
Fairfax Square	Office	20.0%	1,644	17,839	89,194
Other	Office	Various	13,438	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	144,781	275,550	550,000
Toys "R" Us, Inc.	Retailer	32.5%	-	1,533,309	4,717,874
Other	Various	Various	208,640	121,996	764,692
			$1,553,250	$4,166,384	$14,134,194

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended March 31,		Three Months Ended March 31,
	March 31, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(10,725)	$(8,574)	$7,166	$5,786
Alexander's, Inc.	32.4%	6,937	5,594	11,569	10,407
280 Park Avenue	50.0%	(3,315)	(566)	7,417	5,589
330 Madison Avenue	25.0%	1,644	1,464	2,579	2,522
Independence Plaza	50.1%	1,396	(2,049)	5,504	4,659
650 Madison Avenue (retail under development)	20.1%	(1,296)	(544)	2,247	2,969
One Park Avenue	55.0%	829	573	3,666	4,870
825 Seventh Avenue	50.0%	656	707	816	833
West 57th Street properties (partially under development)	50.0%	(8)	(2,219)	317	84
Other	Various	319	(49)	3,585	1,041
		(3,563)	(5,663)	44,866	38,760

Washington, DC:
Warner Building	55.0%	(1,753)	(1,871)	2,104	2,215
Rosslyn Plaza	43.7% to 50.4%	(956)	(737)	960	1,080
1101 17th Street	55.0%	464	2,317	859	715
Fairfax Square	20.0%	(129)	16	328	460
Other	Various	331	406	1,278	1,313
		(2,043)	131	5,529	5,783

Other:
PREIT	8.1%	(4,288)	-	1,126	-
Alexander's corporate fee income	32.4%	1,725	2,097	1,725	2,097
UE	5.4%	1,085	584	2,662	584
India real estate ventures	4.1% to 36.5%	(686)	(109)	1,319	1,841
Toys "R" Us, Inc.	32.5%	500	1,454	500	1,454
Other	Various	3,030	(1,237)	8,058	6,090
		1,366	2,789	15,390	12,066

		$(4,240)	$(2,743)	$65,785	$56,609

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,187	17,141	16,958	-	183	-
Retail	2,675	2,463	-	2,463	-	-
Residential - 1,711 units	1,561	827	-	-	-	827
Alexander's (32.4% interest),
including 312 residential units	2,419	784	287	420	-	77
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,242	22,615	17,245	2,883	183	2,304

Washington, DC:
Office, excluding the Skyline properties	12,978	10,620	9,839	781	-	-
Skyline properties	2,648	2,648	2,593	55	-	-
Total Office	15,626	13,268	12,432	836	-	-
Residential - 2,414 units	2,597	2,455	-	-	-	2,455
Other	598	598	-	9	-	589
	18,821	16,321	12,432	845	-	3,044

Other:
theMART	3,662	3,653	1,925	98	1,630	-
555 California Street (70% interest)	1,736	1,215	1,122	93	-	-
Other	763	763	-	763	-	-
	6,161	5,631	3,047	954	1,630	-

Total square feet at March 31, 2016	53,224	44,567	32,724	4,682	1,813	5,348

Total square feet at December 31, 2015	54,444	45,164	33,364	4,637	1,816	5,347

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,702	11	4,977
Washington, DC		8,824	55	29,322
theMART		558	4	1,664
555 California Street		168	1	453
Total at March 31, 2016		11,252	71	36,416

TOP 30 TENANTS
(unaudited)

		Annualized
	Square	Revenues (1)	% of Annualized
Tenants	Footage (1)	(in thousands)	Revenues
U.S. Government	4,544,205	$158,466	6.5%
IPG and affiliates	923,896	54,455	2.2%
Swatch Group USA	32,374	47,107	1.9%
AXA Equitable Life Insurance	480,920	44,103	1.8%
Macy's	646,434	37,282	1.5%
Amazon.com	470,143	32,173	1.3%
Victoria's Secret	63,779	32,000	1.3%
Facebook	355,370	31,353	1.3%
Neuberger Berman Group LLC	411,894	31,066	1.3%
Madison Square Garden	393,299	29,200	1.2%
AOL	313,726	28,453	1.2%
J. Crew	310,233	28,389	1.2%
Ziff Brothers Investments, Inc.	287,030	27,620	1.1%
McGraw-Hill Companies, Inc.	479,557	27,395	1.1%
Bank of America	348,976	22,494	0.9%
AMC Networks, Inc.	393,470	22,275	0.9%
Topshop	94,349	21,877	0.9%
Motorola Mobility (guaranteed by Google)	609,071	21,739	0.9%
Fast Retailing (Uniqlo)	90,732	20,905	0.9%
The City of New York	523,105	20,563	0.8%
Forever 21	127,779	19,879	0.8%
JCPenney	426,370	18,916	0.8%
Hollister	21,741	18,142	0.7%
PricewaterhouseCoopers	241,196	16,892	0.7%
Bryan Cave LLP	213,946	16,661	0.7%
Cushman & Wakefield	166,287	15,347	0.6%
Family Health International	320,791	15,105	0.6%
Lockheed Martin	312,754	14,462	0.6%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,107	0.5%
New York & Company, Inc.	197,154	12,909	0.5%

(1) Includes leases not yet commenced.

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	29,000	$2,067,000	$71.28	0.2%

	Second Quarter 2016	67,000	4,440,000	66.27	0.4%
	Third Quarter 2016	220,000	14,773,000	67.15	1.4%
	Fourth Quarter 2016	178,000	12,323,000	69.23	1.2%
	Total 2016	465,000	31,536,000	67.82	3.0%
	First Quarter 2017	356,000	18,249,000	51.26	1.7%
	Remaining 2017	616,000	37,704,000	61.21	3.6%
	2018	1,106,000	85,988,000	77.75	8.1%
	2019	852,000	56,283,000	66.06	5.3%
	2020	1,540,000	94,777,000	61.54	9.0%
	2021	1,194,000	79,323,000	66.43	7.5%
	2022	524,000	32,576,000	62.17	3.1%
	2023	1,700,000	126,497,000	74.41	12.0%
	2024	1,186,000	89,800,000	75.72	8.5%
	2025	734,000	50,606,000	68.95	4.8%
	2026	1,105,000	82,689,000	74.83	7.8%

Retail:	Month to Month	33,000	$2,437,000	$73.85	0.6%

	Second Quarter 2016	4,000	884,000	221.00	0.2%
	Third Quarter 2016	8,000	827,000	103.38	0.2%
	Fourth Quarter 2016	15,000	7,627,000	508.47	1.9%
	Total 2016	27,000	9,338,000	345.85	2.3%
	First Quarter 2017	13,000	2,228,000	171.38	0.5%
	Remaining 2017	34,000	9,259,000	272.32	2.3%
	2018	167,000	41,926,000	251.05	10.3%
	2019	180,000	31,776,000	176.53	7.8%
	2020	58,000	8,917,000	153.74	2.2%
	2021	42,000	8,537,000	203.26	2.1%
	2022	35,000	4,335,000	123.86	1.1%
	2023	81,000	19,873,000	245.35	4.9%
	2024	166,000	59,120,000	356.14	14.5%
	2025	39,000	18,909,000	484.85	4.6%
	2026	135,000	39,473,000	292.39	9.7%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	350,000	$10,856,000	$31.04	2.5%

	Second Quarter 2016	365,000	16,291,000	44.63	3.8%
	Third Quarter 2016	210,000	8,821,000	42.02	2.0%
	Fourth Quarter 2016	264,000	12,760,000	48.25	2.9%
	Total 2016	839,000	37,872,000	45.12	8.7%
	First Quarter 2017	110,000	4,194,000	38.30	1.0%
	Remaining 2017	764,000	30,454,000	39.87	7.0%
	2018	1,076,000	46,627,000	43.35	10.7%
	2019	1,658,000	70,857,000	42.73	16.3%
	2020	941,000	44,893,000	47.71	10.3%
	2021	753,000	33,002,000	43.80	7.6%
	2022	942,000	41,987,000	44.57	9.7%
	2023	214,000	10,130,000	47.27	2.3%
	2024	462,000	18,643,000	40.38	4.3%
	2025	328,000	12,923,000	39.45	3.0%
	2026	182,000	8,739,000	47.90	2.0%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Three Months Ended March 31, 2016
Total square feet leased	737	38	569
Our share of square feet leased:	552	29	563
Initial rent (1)	$84.32	$272.01	$38.36
Weighted average lease term (years)	12.1	11.9	3.3
Second generation relet space:
Square feet	525	21	451
Cash basis:
Initial rent (1)	$84.15	$229.26	$38.62
Prior escalated rent	$65.63	$218.35	$39.59
Percentage increase (decrease)	28.2%	5.0%	(2.5%)
GAAP basis:
Straight-line rent (2)	$85.49	$239.55	$36.25
Prior straight-line rent	$64.46	$206.78	$37.74
Percentage increase (decrease)	32.6%	15.8%	(3.9%)
Tenant improvements and leasing commissions:
Per square foot	$82.59	$122.08	$9.93
Per square foot per annum	$6.83	$10.26	$3.01
Percentage of initial rent	8.1%	3.8%	7.8%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC
Occupancy rate at:
	March 31, 2016			96.2%	84.8%(1)
	December 31, 2015			96.4%	84.8%(1)
	March 31, 2015			97.3%	84.1%(1)

Same store EBITDA % increase (decrease):
	Three months ended March 31, 2016 vs. March 31, 2015			5.5%(2)	(2.9%)
	Three months ended March 31, 2016 vs. December 31, 2015			(2.9%)(3)	(0.1%)

Cash basis same store EBITDA % increase (decrease):
	Three months ended March 31, 2016 vs. March 31, 2015			1.1%(2)	(3.1%)
	Three months ended March 31, 2016 vs. December 31, 2015			(1.3%)(3)	1.2%

(1)	Office occupancy rates for the Washington, DC segment including and excluding the Skyline properties were as follows:

		Including	Excluding
		Skyline Properties	Skyline Properties
	March 31, 2016	81.9%	90.6%
	December 31, 2015	82.1%	90.0%
	March 31, 2015	81.2%	88.1%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 6.0% and by 1.7% on a cash basis.

(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 1.6% and by 4.4% on a cash basis.

Residential Statistics:
		Number of Units		Average Monthly
		(in service)	Occupancy Rate	Rent Per Unit
	New York:
	March 31, 2016	1,711	94.5%	$3,488
	December 31, 2015	1,711	94.1%	$3,491
	March 31, 2015	1,677	96.1%	$3,251

	Washington, DC:
	March 31, 2016	2,414	96.8%	$2,058
	December 31, 2015	2,414	96.1%	$2,068
	March 31, 2015	2,414	97.1%	$2,060

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$14,046	$125,215	$107,728
Tenant improvements	29,792	153,696	205,037
Leasing commissions	15,023	50,081	79,636
Non-recurring capital expenditures	8,004	116,875	122,330
Total capital expenditures and leasing commissions (accrual basis)	66,865	445,867	514,731
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	50,564	156,753	140,490
Expenditures to be made in future periods for the current period	(23,182)	(222,469)	(313,746)
Total capital expenditures and leasing commissions (cash basis)	$94,247	$380,151	$341,475

Our share of square feet leased	1,144	3,767	5,204
Tenant improvements and leasing commissions per square foot per annum	$6.16	$8.43	$6.53
Percentage of initial rent	9.3%	10.8%	10.3%

Development and redevelopment expenditures:
220 Central Park South	$55,291	$158,014	$78,059
The Bartlett	25,911	103,878	38,163
640 Fifth Avenue	9,755	17,899	440
2221 South Clark Street (residential conversion)	9,310	23,711	3,481
90 Park Avenue	6,635	29,937	8,910
Wayne Towne Center	3,777	20,633	19,740
Penn Plaza	2,744	17,701	4,009
330 West 34th Street	1,790	32,613	41,592
Marriott Marquis Times Square - retail and signage	1,633	21,929	112,390
Other	10,437	64,504	237,403
	$127,283	$490,819	$544,187

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$9,443	$57,752	$48,518
Tenant improvements	27,216	68,869	143,007
Leasing commissions	13,962	35,099	66,369
Non-recurring capital expenditures	5,498	81,240	64,423
Total capital expenditures and leasing commissions (accrual basis)	56,119	242,960	322,317
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	39,550	93,105	67,577
Expenditures to be made in future periods for the current period	(24,146)	(118,911)	(205,258)
Total capital expenditures and leasing commissions (cash basis)	$71,523	$217,154	$184,636

Our share of square feet leased	581	1,920	3,530
Tenant improvements and leasing commissions per square foot per annum	$6.99	$10.20	$6.82
Percentage of initial rent	7.5%	8.9%	9.1%

Development and redevelopment expenditures:
640 Fifth Avenue	$9,755	$17,899	$440
90 Park Avenue	6,635	29,937	8,910
Penn Plaza	2,744	17,701	4,009
330 West 34th Street	1,790	32,613	41,592
Marriott Marquis Times Square - retail and signage	1,633	21,929	112,390
Other	773	8,100	46,465
	$23,330	$128,179	$213,806

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$2,255	$25,589	$23,425
Tenant improvements	2,219	51,497	37,842
Leasing commissions	1,061	6,761	5,857
Non-recurring capital expenditures	2,241	34,428	37,798
Total capital expenditures and leasing commissions (accrual basis)	7,776	118,275	104,922
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	9,533	35,805	45,084
Expenditures to be made in future periods for the current period	(5,323)	(73,227)	(63,283)
Total capital expenditures and leasing commissions (cash basis)	$11,986	$80,853	$86,723

Our share of square feet leased	563	1,847	1,674
Tenant improvements and leasing commissions per square foot per annum	$3.01	$6.41	$5.70
Percentage of initial rent	7.8%	15.9%	14.8%

Development and redevelopment expenditures:
The Bartlett	$25,911	$103,878	$38,163
2221 South Clark Street (residential conversion)	9,310	23,711	3,481
Other	4,829	40,696	42,001
	$40,050	$168,285	$83,645

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$2,348	$41,874	$35,785
Tenant improvements	357	33,330	24,188
Leasing commissions	-	8,221	7,410
Non-recurring capital expenditures	265	1,207	20,109
Total capital expenditures and leasing commissions (accrual basis)	2,970	84,632	87,492
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	1,481	27,843	27,829
Expenditures to be made in future periods for the current period	6,287	(30,331)	(45,205)
Total capital expenditures and leasing commissions (cash basis)	$10,738	$82,144	$70,116

Development and redevelopment expenditures:
220 Central Park South	$55,291	$158,014	$78,059
Wayne Towne Center	3,777	20,633	19,740
Other	4,835	15,708	148,937
	$63,903	$194,355	$246,736

DEVELOPMENT / REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
		At March 31, 2016

		Rentable		Construction in				Full Quarter
		Square	Incremental	Progress and			Initial	Stabilized
Current Projects:	Segment	Feet	Budget	Land Costs	% Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	New York	397,000	$1,300,000	$852,700	26.3%	Q3 2012	N/A	N/A
90 Park Avenue - substantial renovation	New York	956,000	70,000	29,200	69.0%	Q3 2014	N/A	N/A
512 W 22nd Street (55.0% interest)	New York	173,000	72,000	8,000	11.0%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue (45.1% interest)	New York	167,000	68,000	6,100	8.8%	Q1 2016	Q1 2018	Q1 2020
The Bartlett - rental residential / retail	Washington, DC	621,000	250,000	170,200	76.7%	Q3 2013	Q2 2016	Q3 2017
Other				92,900
Total Current Projects				$1,159,100

		Zoning
		Square
Future Opportunities:	Segment	Feet
Penn Plaza District - multiple opportunities - office / residential / retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000
1770 Crystal Drive - office	Washington, DC	270,000
Square Block - retail	Washington, DC	300,000
2121 Crystal Drive - retail	Washington, DC	25,000
1150 17th Street and 1726 M Street (1700 M Street) - office	Washington, DC	335,000
1851 South Bell St (1900 Crystal Drive) - office / rental residential (515 units) / retail	Washington, DC	815,000
223 23rd Street - rental residential (1,000 units) / retail	Washington, DC	937,000
RiverHouse - rental residential (934 units)	Washington, DC	800,000
Commerce Metro - office / rental residential (500 units)	Washington, DC	825,000
Rosslyn Plaza (46.0% interest) - office / rental residential (333 units) / retail	Washington, DC	1,050,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	75,000
Metropolitan Park 6, 7 & 8 - rental residential (1,403 units) / retail	Washington, DC	1,144,000
PenPlace - office / hotel / rental residential (300 units)	Washington, DC	1,381,000
Square 649	Washington, DC	675,000
527 West Kinzie, Chicago	Other	330,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Parsons Brinkerhoff, Symantec Corporation,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	95.1%	$59.94	2,262,000	2,262,000	-		URS Corporation Group Consulting, Lion Resources
								Bank of America, Kmart Corporation,
-Retail	100.0%	95.8%	122.52	271,000	271,000	-		Shake Shack (lease not yet commenced)
	100.0%	95.2%	66.63	2,533,000	2,533,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.8%	55.91	1,582,000	1,582,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	64.9%	231.28	50,000	50,000	-		Chase Manhattan Bank, Madison Square Garden
	100.0%	98.7%	61.28	1,632,000	1,632,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	57.81	1,115,000	1,115,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	84.2%	161.13	36,000	36,000	-		PNC Bank National Association
	100.0%	99.1%	61.04	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	100.0%	59.30	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	93.7%	133.32	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express

330 West 34th Street
(ground leased through 2149 -								New York & Company, Inc.,
34.8% ownership interest in the land)								Structure Tone (lease not yet commenced),
-Office	100.0%	87.4%	58.99	699,000	699,000	-		Deutsch, Inc., Yodle, Inc., Footlocker
-Retail	100.0%	81.4%	100.00	18,000	18,000	-
	100.0%	87.2%	58.99	717,000	717,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	276.46	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.84	456,000	456,000	-		Amazon
-Retail	100.0%	71.4%	292.00	21,000	21,000	-		Amazon
	100.0%	98.7%	72.93	477,000	477,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	248.43	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	75.76	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	170.50	6,000	6,000	-	-

150 West 34th Street
-Retail	100.0%	100.0%	68.61	78,000	78,000	-	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$91.22		3,000	3,000	-	$-

138-142 West 32nd Street
-Retail	100.0%	82.4%	116.20		8,000	8,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	473.53		3,000	3,000	-	-

Total Penn Plaza					7,794,000	7,778,000	16,000	1,958,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)									Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	58.29	(2)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street									Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Office	100.0%	98.2%	69.87		541,000	541,000	-		Various showroom tenants
-Retail	100.0%	100.0%	172.66		2,000	2,000	-
	100.0%	98.2%	70.25		543,000	543,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	241.07		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	89.11		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	257.98		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,925,000	1,925,000	-	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	92.0%	90.92		870,000	870,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	244.02		15,000	15,000	-		Redeye Grill L.P.
	100.0%	92.2%	93.52		885,000	885,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	100.0%	56.08		81,000	81,000	-	20,000	Various
-Retail	50.0%	100.0%	124.30		22,000	22,000	-	-
	50.0%	100.0%	70.65		103,000	103,000	-	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	74.64		165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	267.59		4,000	4,000	-	-	Lindy's
	51.2%	100.0%	79.21		169,000	169,000	-	20,500

Total Midtown West					1,157,000	1,157,000	-	415,500

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., GIC Inc, Franklin Templeton Co. LLC,
-Office	50.0%	87.8%	$97.55	1,217,000		1,217,000	-		PJT Partners, Investcorp International Inc.
-Retail	50.0%	16.1%	217.43	26,000		26,000	-		Scottrade Inc., Starbucks
	50.0%	86.3%	100.06	1,243,000		1,243,000	-	$721,048

350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	96.20	554,000		554,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	209.21	17,000		17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	99.57	571,000		571,000	-	287,781

Total Park Avenue				1,814,000		1,814,000	-	1,008,829

Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
									Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	93.4%	71.76	932,000		932,000	-		PricewaterhouseCoopers (lease note yet commenced)
-Retail	100.0%	90.2%	122.22	24,000		24,000	-		Citibank
		93.3%	73.03	956,000		956,000	-	-

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	88.6%	71.23	809,000		809,000	-		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	283.54	33,000		33,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	89.1%	79.55	842,000		842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	73.7%	175.69	65,000		65,000	-	-	The North Face

Total Grand Central				1,863,000		1,863,000	-	150,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	93.6%	87.25	246,000		246,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%	88.8%	769.59	69,000		69,000	-		Victoria's Secret
	100.0%	92.5%	236.71	315,000		315,000	-	-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	-	-	1,403,000		-	1,403,000	1,290,553	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	-	-	45,000		-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	100.0%	417.89	114,000	(3)	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
		100.0%	417.89	1,562,000		114,000	1,448,000	1,680,553

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	98.4%	77.39	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	796.80	30,000		30,000	-		Coach, Prada
	100.0%	98.6%	144.41	322,000		322,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Madison/Fifth (Continued):
650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%	93.0%	$108.03	525,000	525,000	-		Willett Advisors LLC
-Retail	20.1%	91.4%	1,024.19	70,000	31,000	39,000		Bottega Veneta Inc., Moncler USA Inc.
	20.1%	92.8%	215.81	595,000	556,000	39,000	$800,000

689 Fifth Avenue
-Office	100.0%	100.0%	75.25	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%	100.0%	761.99	18,000	18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	198.86	100,000	100,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	209.58	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%	100.0%	2,428.27	26,000	26,000	-	450,000	Swatch Group USA

Total Madison/Fifth				2,977,000	1,490,000	1,487,000	3,070,553

Midtown South:
770 Broadway
-Office	100.0%	100.0%	79.46	990,000	990,000	-		Facebook Inc., AOL, J. Crew
-Retail	100.0%	100.0%	52.96	168,000	168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	75.62	1,158,000	1,158,000	-	700,000

One Park Avenue								New York University, Clarins USA Inc.,
-Office	55.0%	85.5%	46.27	868,000	868,000	-		Public Service Mutual Insurance
-Retail	55.0%	100.0%	64.43	78,000	78,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	86.7%	47.77	946,000	946,000	-	300,000

4 Union Square South
-Retail	100.0%	100.0%	97.68	206,000	206,000	-	117,580	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	74.03	35,000	35,000	-	-	Equinox, Major League Baseball

Other
-Retail	50.0%	-	-	32,000	32,000	-	30,000

Total Midtown South				2,377,000	2,377,000	-	1,147,580

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.1%	78.33	2,029,000	2,029,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	167.40	78,000	78,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	99.2%	81.62	2,107,000	2,107,000	-	950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	95.4%	58.98	89,000	89,000	-
-Retail	100.0%	100.0%	437.38	44,000	44,000	-		Topshop
	100.0%	96.9%	184.17	133,000	133,000	-	-

Total Rockefeller Center				2,240,000	2,240,000	-	950,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	91.4%	$38.67	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.45	5,000	5,000	-		TD Bank
	100.0%	91.6%	39.93	250,000	250,000	-	$-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	161.26	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	90.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	106.64	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	-		11,000	-	11,000
	100.0%			15,000	-	15,000	-

334 Canal Street
-Retail	100.0%	-	-	3,000	3,000	-
-Residential (4 units)	100.0%	100.0%		11,000	11,000	-
	100.0%			14,000	14,000	-	-

155 Spring Street
-Retail	100.0%	97.0%	98.70	50,000	50,000	-	-	Vera Bradley (lease not commenced)

148 Spring Street
-Retail	100.0%	100.0%	140.77	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	261.52	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	92.3%		35,000	35,000	-	-

Total Soho				229,000	214,000	15,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$228.19	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	65.7%	2,102.11	46,000	46,000	-	-	T-Mobile, Invicta, Swatch, Laline
-Theatre	100.0%	100.0%	13.05	62,000	62,000	-	-	Nederlander-Marquis Theatre
	100.0%	85.4%	244.26	108,000	108,000	-	-

Total Times Square				268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	591.41	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	470.81	8,000	8,000	-		Berluti
-Residential (8 units)	100.0%	100.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

40 East 66th Street
-Residential (5 units)	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,095.41	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	144.18	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	-	-	12,000	12,000	-
-Residential (8 units)	100.0%	100.0%		7,000	7,000	-
	100.0%			19,000	19,000	-	-

Total Upper East Side				96,000	96,000	-	80,000

Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	94.1%		283,000	283,000	-	63,462

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	94.6%		1,187,000	1,187,000	-	550,000
-Retail	50.1%	100.0%	44.25	72,000	60,000	12,000	-	Duane Reade, Food Emporium
	50.1%			1,259,000	1,247,000	12,000	550,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	30.79	446,000	446,000	-	61,515	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)		Major Tenants
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue - 2 buildings
(ground leased through 2114)
-Office	100.0%		100.0%	$46.06	184,000	184,000	-	$-		The City of New York

85 Tenth Avenue										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
-Office	49.9%	(4)	100.0%	80.06	578,000	578,000	-	270,000		Moet Hennessy USA. Inc.
-Retail	49.9%	(4)	100.0%	53.80	40,000	40,000	-	-		Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	49.9%	(4)	100.0%	78.37	618,000	618,000	-	270,000	(5)

Total Chelsea/Meatpacking District					802,000	802,000	-	270,000

New Jersey:
Paramus
-Office	100.0%		94.7%	22.33	129,000	129,000	-	-		Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%		100.0%	62.50	44,000	44,000	-	-		Nike, Barneys

Properties to be Developed:
512 West 22nd Street
-Office	55.0%		-	-	173,000	-	173,000	47,249

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%		-	-	147,000	-	147,000	-
-Retail	45.1%		-	-	20,000	-	20,000	-		Starbucks (lease not commenced)
	45.1%		-	-	167,000	-	167,000	-

Total Properties to be Developed					340,000	-	340,000	47,249

New York Office:

Total			95.7%	$69.07	21,910,000	20,187,000	1,723,000	$7,817,198

Vornado's Ownership Interest			96.4%	$67.00	17,997,000	17,141,000	856,000	$5,333,285

New York Retail:

Total			94.0%	$204.48	2,811,000	2,675,000	136,000	$1,692,178

Vornado's Ownership Interest			94.2%	$201.73	2,528,000	2,463,000	65,000	$1,551,058

New York Residential:

Total			94.5%		1,572,000	1,561,000	11,000	$613,462

Vornado's Ownership Interest			94.5%		838,000	827,000	11,000	$307,217

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$113.94	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	175.94	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	123.28	1,063,000	1,063,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	39.86	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	98.8%	44.01	608,000	608,000	-	262,505	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (6) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY (312 units)	32.4%	42.1%		255,000	238,000	17,000	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		93.6%	79.76	2,436,000	2,419,000	17,000	1,058,751

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-	1,400,000	1,400,000	-	-

Total New York		95.9%	$83.25	30,129,000	28,242,000	1,887,000	$11,181,590

Vornado's Ownership Interest		96.2%	$82.63	23,553,000	22,615,000	938,000	$7,534,596

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.42 PSF.
(3)			75,000 square feet is leased from the office condo.
(4)

As of March 31, 2016, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $169.6 million.  The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017.  We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% equity interest in the property after repayment of the junior mezzanine loan.  As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $26.2 million on our consolidated balance sheets.

(5)			Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.
(6)			Leased by Alexander's through January 2037.
(7)			Represents the contractual debt obligations.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	93.3%	$43.19	2,326,000	2,326,000	-		$219,660	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	83.6%	37.28	1,547,000	1,547,000	-		55,398	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	86.5%	39.39	1,481,000	1,461,000	20,000	*	38,481	General Services Administration,
241-251 18th Street - 4 buildings									Alion Science & Technologies, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	89.8%	39.98	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	34.46	529,000	529,000	-		-	General Services Administration,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	60.9%	33.83	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	96.0%	24.08	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	50.89	57,000	57,000	-		-	Various

Total Crystal City	100.0%	89.1%	39.73	7,198,000	6,668,000	530,000		313,539

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	45.68	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	87.8%	71.04	621,000	621,000	-		292,700	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.80	380,000	380,000	-		145,524	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1150 17th Street, NW	100.0%	100.0%	49.72	241,000	139,000	102,000		28,728	American Enterprise Institute

875 15th Street, NW - Bowen Building	100.0%	100.0%	67.95	231,000	231,000	-		115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	99.5%	49.34	215,000	215,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	93.8%	46.63	204,000	204,000	-		14,853	General Services Administration
(ground leased through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1726 M Street, NW	100.0%		100.0%	$40.74	92,000	32,000	60,000		$-	Aptima, Inc.

1501 K Street, NW	5.0%		100.0%	71.23	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		95.1%	84.02	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			96.8%	58.31	3,178,000	3,016,000	162,000		812,827

Skyline Properties:
Skyline Properties - 8 buildings	100.0%		47.4%	33.19	2,648,000	2,648,000	-		695,566	General Services Administration, Analytic Services,
										Axiom Resource Management,
										Booz Allen, Deloitte LLP

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.4%	45.80	638,000	638,000	-		23,250	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		56.1%	42.91	741,000	495,000	246,000	*	38,770	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.4%	45.26	1,379,000	1,133,000	246,000		62,020

Reston:
Commerce Executive - 3 buildings	100.0%	`	96.0%	34.12	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		96.6%	31.88	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		66.8%	41.22	561,000	561,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.1%	47.67	816,000	816,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	45.68	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.6%	47.29	986,000	986,000	-		450,000

Total Washington, DC office properties			82.9%	$44.31	16,583,000	15,626,000	957,000		$2,423,952

Vornado's Ownership Interest			81.9%	$42.65	14,087,000	13,268,000	819,000		$1,770,810

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	96.6%	$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	97.2%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	98.1%	-	269,000	269,000	-		69,624

Rosslyn Plaza - 2 buildings (196 units)	43.7%	95.9%	-	253,000	253,000	-		-

Total Residential		96.8%	-	2,597,000	2,597,000	-		479,005

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

2221 South Clark Street	100.0%	100.0%	-	171,000	171,000	-		-	WeWork (residential and office)

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building
-Residential	100.0%	-	-	580,000	-	580,000
-Retail	100.0%	100.0%	-	41,000	41,000	-			Whole Foods
				621,000	41,000	580,000		-

Other - 3 buildings	100.0%	100.0%	-	11,000	11,000	-		-

Total Other		100.0%		1,198,000	598,000	600,000		-

Total Washington, DC		85.4%	$44.31	20,378,000	18,821,000	1,557,000		$2,902,957

Vornado's Ownership Interest		84.8%	$42.65	17,740,000	16,321,000	1,419,000		$2,249,815

* We do not capitalize interest or real estate taxes on this space.

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)			Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	98.4%	$67.15	1,504,000	1,504,000	-	$586,791	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	60.4%	50.97	232,000	232,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		93.3%	$65.76	1,800,000	1,736,000	64,000	$586,791

Vornado's Ownership Interest		93.3%	$65.76	1,260,000	1,215,000	45,000	$410,753

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	96.8%	$34.79	1,925,000	1,925,000	-		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.8%	44.66	1,630,000	1,630,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	97.9%	44.76	88,000	88,000	-
	100.0%	97.8%	39.35	3,643,000	3,643,000	-	$550,000

Other	50.0%	100.0%	36.14	19,000	19,000	-	34,229

Total theMART		97.8%	$39.34	3,662,000	3,662,000	-	$584,229

Vornado's Ownership Interest		97.8%	$39.34	3,653,000	3,653,000	-	$567,114

(1)			'Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$205.07	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		92.3%		59,000	59,000	-
					154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	654.91	11,000	11,000	-	-	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	393.53	15,000	15,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	87.1%	39.78	220,000	220,000	-		American Management Association
			87.9%	62.36	235,000	235,000	-	310,000

501 Broadway	100.0%		100.0%	240.00	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		57.0%	36.92	243,000	243,000	-	60,094	Meredith Corp., West Publishing Corp., Symantec Corp.,
									Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		100.0%	187.92	49,000	49,000	-		Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	36.33	79,000	79,000	-		Regal Cinema
				94.51	128,000	128,000	-	66,000

Total Real Estate Fund	92.6%		81.0%		780,000	780,000	-	$605,094

Vornado's Ownership Interest	27.4%		82.2%		214,000	214,000	-	$132,131

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants

Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$27.53	655,000	192,000	443,000	20,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Total Other Properties		100.0%	$24.42	783,000	320,000	443,000	20,000	$-

Vornado's Ownership Interest		100.0%	$24.42	783,000	320,000	443,000	20,000	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.